Tidal Trust V 485BPOS

Exhibit 99.(h)(i)(4)

FOURTH AMENDMENT

TO THE FUND ADMINISTRATION SERVICING AGREEMENT

THIS FOURTH AMENDMENT, effective as of September 24, 2026, to the Fund Administration Servicing Agreement (the “Agreement”) dated as of January 8, 2026, by and between Tidal Trust V, a Delaware statutory trust (the “Trust”), Tidal ETF Services LLC, a Delaware limited liability company (“Tidal”) and Tidal Investments LLC (the “Adviser”), solely in respect of the rights and obligations set forth in Section 4 and applicable provisions of Section 12 and 13 of the Agreement.

RECITALS

WHEREAS, the parties have entered into the Agreement; and

WHEREAS, the parties desire to amend the Agreement to update Exhibit A, as amended, to:

Add the following funds:

Defiance 2X Daily Long Photonics ETF

Defiance Daily Target 2X Long AMPG ETF

Defiance Daily Target 2X Long AMSC ETF

Defiance Daily Target 2X Long BRUN ETF

Defiance Daily Target 2X Long CAMT ETF

Defiance Daily Target 2X Long FCEL ETF

Defiance Daily Target 2X Long FISN ETF

Defiance Daily Target 2X Long FTNT ETF

Defiance Daily Target 2X Long GRRR ETF

Defiance Daily Target 2x Long HQ ETF

Defiance Daily Target 2X Long HYPE ETF

Defiance Daily Target 2X Long JBL ETF

Defiance Daily Target 2X Long Kioxia ETF

Defiance Daily Target 2X Long LPTH ETF

Defiance Daily Target 2X Long MXL ETF

Defiance Daily Target 2X Long NTNX ETF

Defiance Daily Target 2X Long OPTX ETF

Defiance Daily Target 2X Long ORBS ETF

Defiance Daily Target 2x Long P ETF

Defiance Daily Target 2X Long PENG ETF

Defiance Daily Target 2X Long PLPC ETF

Defiance Daily Target 2X Long QTEX ETF

Defiance Daily Target 2X Long RXT ETF

Defiance Daily Target 2X Long SHAZ ETF

Defiance Daily Target 2X Long SIMO ETF

Defiance Daily Target 2X Long STM ETF

Defiance Daily Target 2X Long SYM ETF

Defiance Pure Memory Daily 2X Strategy ETF

Defiance Daily Target 2X Long [NANO] ETF

Defiance Daily Target 2X Long [Pasqal] ETF

Defiance Daily Target 2X Long [AGLT] ETF

Defiance Brazil Sovereign Debt ETF

Defiance AI Infrastructure Bond ETF

WHEREAS, Section 11 of the Agreement allows for its amendment by written agreement executed by the Trust and Tidal and approved by the Board of Trustees of the Trust.

NOW, THEREFORE, the parties agree as follows:

Amended Exhibit A of the Agreement is hereby superseded and replaced in its entirety with Amended Exhibit A attached hereto.

Except to the extent amended hereby, the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this # Amendment to be executed by a duly authorized officer on one or more counterparts as of the date and year first written above.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by a duly authorized officer on one or more counterparts as of the date last written below.

TIDAL TRUST V		TIDAL ETF SERVICES LLC

By:	/s/Lissa Richter	By:	/s/Eric Falkeis
Name:	Lissa Richter	Name:	Eric Falkeis
Title:	Vice President & Secretary	Title:	Co-Founder & COO
Date:	9/28/2026	Date:	9/28/2026

Exhibit A

to the

Fund Administration Servicing Agreement

Separate Series (Funds) of Tidal Trust V

Name of Series

Robotaxi ETF

Defiance Compute ETF

Defiance Global Foundries ETF

Defiance Korea AI ETF

Defiance Situational Awareness Select ETF

Defiance Small Modular Reactor ETF

Defiance China Memory

Defiance China Semiconductor ETF

Defiance CoinDesk 5 Equal Weight

Defiance Helium and Strategic Gases

Defiance Korea Semiconductor ETF

Defiance KSM Israel 120

Defiance Photonics

Defiance Daily S&P Accelerator ETF

Defiance Europe AI Leaders ETF

Defiance Japan AI Leaders ETF

Defiance Taiwan AI Leaders ETF

Defiance Global Robotics Top 10 ETF

Defiance Korea Robotics Top 10 ETF

Defiance Latin America Top 10 ETF

Defiance Long/Short Space Economy vs. Legacy Communications ETF

Defiance Long/Short AI Compute vs. Legacy Software ETF

Defiance 2X Daily Long Photonics ETF

Defiance Daily Target 2X Long AMPG ETF

Defiance Daily Target 2X Long AMSC ETF

Defiance Daily Target 2X Long BRUN ETF

Defiance Daily Target 2X Long CAMT ETF

Defiance Daily Target 2X Long FCEL ETF

Defiance Daily Target 2X Long FISN ETF

Defiance Daily Target 2X Long FTNT ETF

Defiance Daily Target 2X Long GRRR ETF

Defiance Daily Target 2x Long HQ ETF

Defiance Daily Target 2X Long HYPE ETF

Defiance Daily Target 2X Long JBL ETF

Defiance Daily Target 2X Long Kioxia ETF

Defiance Daily Target 2X Long LPTH ETF

Defiance Daily Target 2X Long MXL ETF

Defiance Daily Target 2X Long NTNX ETF

Defiance Daily Target 2X Long OPTX ETF

Defiance Daily Target 2X Long ORBS ETF

Defiance Daily Target 2x Long P ETF

Defiance Daily Target 2X Long PENG ETF

Defiance Daily Target 2X Long PLPC ETF

Defiance Daily Target 2X Long QTEX ETF

Defiance Daily Target 2X Long RXT ETF

Defiance Daily Target 2X Long SHAZ ETF

Defiance Daily Target 2X Long SIMO ETF

Defiance Daily Target 2X Long STM ETF

Defiance Daily Target 2X Long SYM ETF

Defiance Pure Memory Daily 2X Strategy ETF

Defiance Daily Target 2X Long [NANO] ETF

Defiance Daily Target 2X Long [Pasqal] ETF

Defiance Daily Target 2X Long [AGLT] ETF

Defiance Brazil Sovereign Debt ETF

Defiance AI Infrastructure Bond ETF